UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2017 (December 4, 2017)

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	001-35577	75-2640529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Throckmorton Street
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (817) 761-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Margaret C. Montana to the Board of Directors.

On December 4, 2017, the Board of Directors of KMG Chemicals, Inc. (the “Company”) voted to add Margaret C. Montana to the Board of Directors. There are no understandings or arrangements between Ms. Montana and any other person by which she was selected as a director. Ms. Montana was appointed to the Audit Committee and the Compensation and Development Committee.

Ms. Montana and the Company will enter into the form of indemnification agreement that we have with our directors. Those agreements provide, among other things, that we will indemnify each director in the event that such director becomes a party or otherwise a participant in any action or proceeding on account of his or her service as a director (or service for another entity in any capacity at our request) to the fullest extent permitted by applicable law. Under each indemnification agreement, we have agreed to pay, in advance of the final disposition of any such action or proceeding, expenses (including attorneys’ fees) incurred by each director in defending or otherwise responding to such action or proceeding. We have agreed to advance funds to the directors prior to the incurrence of such expenses in order that they may timely pay such expenses as they arise. The indemnification agreements provide for procedures to determine whether the directors have satisfied the applicable standards of conduct that would entitle them to indemnification, which procedures include a presumption that the directors have met such standard of conduct. The contractual rights to indemnification provided by the indemnification agreements are subject to the limitations and conditions specified in those agreements, and are in addition to any other rights the directors may have under our articles of incorporation and bylaws (each as amended from time to time) and applicable law. A copy of the form of the indemnification agreement is annexed as an exhibit to our Current Report on Form 8-K that we filed March 3, 2014.

(e) Amendment to 2016 Long Term Incentive Plan.

The Board of Directors previously approved, subject to shareholder approval, an amendment (the “Amendment”) of the Company’s 2016 Long-Term Incentive Plan (the “Plan”) to increase the number of shares of common stock issuable under the Plan by 250,000 shares. As described below under Item 5.07, the shareholders approved the Amendment at the annual shareholders meeting held on December 5, 2017, at which time the Amendment became effective. A description of the Amendment is set forth under Proposal 5 of the Company’s definitive Proxy Statement on Schedule 14A filed on November 3, 2017, which description is incorporated herein by reference. The Plan was previously filed by the Company as Appendix A to the Definitive Proxy Statement on Schedule 14A filed on December 1, 2015.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s annual shareholders meeting was held on December 5, 2017. At that meeting, the shareholders: (i) elected the eight persons nominated by the Board of Directors to serve as directors of the Company until the next annual meeting of shareholders; (ii) ratified the appointment of KPMG LLP as the independent registered public accounting firm of the Company for fiscal year 2018; (iii) approved, on an advisory basis, the Company’s executive compensation; (iv) voted, on an advisory basis, to hold future say‑on‑pay votes on executive compensation every one year; and (v) approved an amendment to the Company’s 2016 Long‑Term Incentive Plan to increase the number of shares that may be issued under the Plan by 250,000 shares. In accordance with the shareholder vote, the Board of Directors has determined that the Company will continue to hold future say-on-pay votes on an annual basis.

Set forth below, with respect to each such matter, are the number of votes cast for, against or withheld for such proposals, the number of abstentions, and the number of broker non-votes.

Proposal No. 1 – Election of directors.

Nominee	For	Withheld	Broker Non-Votes
Gerald G. Ermentrout	7,426,913	5,988,704	1,057,432
Christopher T. Fraser	9,574,283	3,841,334	1,057,432
George W. Gilman	9,298,526	4,117,091	1,057,432
Robert Harrer	9,610,441	3,805,176	1,057,432
John C. Hunter, III	9,346,448	4,069,169	1,057,432
Fred C. Leonard, III	4,875,147	8,540,470	1,057,432
Margaret C. Montana	13,313,718	101,889	1,057,432
Karen A. Twitchell	9,192,844	4,222,773	1,057,432

The Board of Directors takes the votes of shareholders seriously and respectfully acknowledges the votes with respect to the election of Mr. Leonard. The Nominating and Corporate Governance Committee discussed extensively Mr. Leonard’s position on the Board, and concluded that Mr. Leonard provides unique and valued contributions to the Board as a result of his experience, knowledge and strategic insight pertaining to the oil and gas industry. Mr. Leonard’s input and his contributions have been particularly valuable as the Company has expanded its pipeline performance business platform. Additionally, Mr. Leonard provides valuable contributions to both the Audit Committee and the Compensation and Development Committee given his expertise in audit and executive compensation. The Nominating and Corporate Governance committee therefore believes that Mr. Leonard should continue to serve on the Board of Directors. The Board concurs with this recommendation.

Proposal No. 2 – Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the Company for fiscal year 2018.

For	Against	Abstain	Broker Non-Votes
14,214,971	228,245	29,833	0

Proposal No. 3 – Advisory proposal respecting executive officer compensation.

For	Against	Abstain	Broker Non-Votes
13,180,547	214,263	20,807	1,057,432

Proposal No. 4 – Advisory proposal respecting the frequency of future say-on-pay votes on executive officer compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
12,310,317	11,469	1,071,728	22,103	1,057,432

Proposal No. 5 – Approval to amendment the Company’s 2016 Long-Term Incentive Plan to increase the number of shares that may be issued under the Plan by 250,000.

For	Against	Abstain	Broker Non-Votes
12,136,261	1,259,619	19,737	1,057,432

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ Roger C. Jackson	Date: December 7, 2017
Roger C. Jackson,
President and Chief Executive Officer